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SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
HRPT PROPERTIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HRPT PROPERTIES TRUST
400 Centre Street
Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 11, 2004

To the shareholders of HRPT Properties Trust:

        Notice is hereby given that the annual meeting of shareholders of HRPT Properties Trust, a Maryland real estate investment trust, will be held at 3:30 p.m. on Tuesday, May 11, 2004, at 400 Centre Street, Newton, Massachusetts, for the following purposes:

1.
To elect one trustee in Group III of our board.

2.
To consider and act upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

        The board has fixed the close of business on March 19, 2004, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof.

                      By Order of the Board,

                      JOHN C. POPEO, Secretary

April 2, 2004

WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

HRPT PROPERTIES TRUST
400 Centre Street
Newton, Massachusetts 02458

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, May 11, 2004

INTRODUCTION

         A notice of the annual meeting of shareholders of HRPT Properties Trust, a Maryland real estate investment trust, or the trust, is on the preceding page and a form of proxy solicited by our board of trustees, or the board, is enclosed. We are paying the cost of this solicitation. In addition to solicitation by mail, our trustees and officers may solicit proxies personally or by telephone or e-mail. This proxy statement and the attached form of proxy are being first sent to shareholders on or about April 2, 2004, together with a copy of our annual report to shareholders for the year ended December 31, 2003, including our audited financial statements.

        The annual meeting record date is March 19, 2004. Only shareholders of record as of the close of business on March 19, 2004, are entitled to notice of, and to vote at, the meeting and any postponement or adjournment thereof. We had 177,273,925 common shares of beneficial interest, $.01 par value per share, outstanding on the record date and entitled to vote at the meeting. The holders of our outstanding common shares are entitled to one vote per common share.

        Common shares represented by valid proxies will count for the purpose of determining the presence of a quorum for the meeting and will be voted as specified in the proxies. If no specification is made by the shareholder, the common shares will be voted FOR the election of our board's nominee. To be elected, the nominee for our board must receive the affirmative vote of a majority of our common shares entitled to vote at the meeting. Common shares represented by valid proxies marked "Withhold" as to the nominee will not be counted as voting in favor of the nominee for trustee and accordingly will have the effect of a vote against the nominee for trustee. A shareholder giving a proxy may revoke it any time prior to its exercise by delivering to our Secretary a written revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting his or her common shares in person.

        If you do not give a proxy to vote your common shares, your brokerage firm may either leave your common shares unvoted or may vote your common shares on routine matters including the proposal before the meeting. If your brokerage firm signs and returns a proxy card on your behalf, but does not indicate how the common shares should be voted, the common shares represented on the proxy card will be voted FOR the election of our board's nominee.

        Our website address is included several times in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Item 1.    Election of one trustee in Group III of our board.

        The number of our trustees is currently fixed at five, and our board is currently divided into three groups, with two trustees in Group I, two trustees in Group II and one trustee in Group III. Trustees in each group are elected for three year terms and until their successors are elected and qualify.

        Our business is conducted under the general direction of our board as provided by our declaration of trust, our bylaws and the laws of the State of Maryland, the state in which we were organized on October 9, 1986.

        Three of our trustees, Tjarda Clagett, Patrick F. Donelan and Frederick N. Zeytoonjian are our independent trustees within the meaning of our declaration of trust; that is, trustees who are not otherwise affiliated or have a material business relationship with us, Reit Management & Research LLC, or RMR, which is our investment manager, or any other person or entity that holds in excess of 8.5% of our issued and outstanding common shares and do not perform any services for us except as trustees. Mr. Clagett joined our board on October 8, 2003, to fill the vacancy created by the resignation of Reverend Justinian Manning C.P. on the same date. Our board is comprised of a majority of trustees who also qualify as independent trustees pursuant to the corporate governance standards for companies listed on the New York Stock Exchange, or NYSE.

        In determining independence pursuant to NYSE standards, each year our board affirmatively determines whether trustees have a direct or indirect material relationship with the trust, including its subsidiaries. When assessing a trustee's relationship with the trust, the board considers all relevant facts and circumstances, not merely from the trustee's standpoint, but from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

        The board has determined that Messrs. Clagett, Donelan and Zeytoonjian currently qualify as independent under NYSE rules. In making that determination, the board considered Mr. Clagett's past employment with Merrill Lynch, a company which has provided investment banking services to us and Mr. Donelan's past employment with Dresdner Kleinwort Wasserstein, an affiliate of which was the agent and a lender under our previous revolving bank credit facility. The board determined that such former relationships do not impair such trustees' judgment in connection with his duties and responsibilities as a trustee and are not material.

        During 2003, our board held nine meetings and our audit committee held eight meetings. During 2003, each trustee attended 75% or more of the total number of meetings of our board and any committee of which he was a member during the time in which he served on our board or such committee. Two of our then serving trustees attended last year's annual meeting of shareholders.

        In 2003, each independent trustee received an annual fee of $20,000 for services as a trustee, plus a fee of $500 for each meeting attended. Only one $500 fee was paid if a board meeting and a board committee meeting were held on the same date. In 2003 the chairperson of our audit committee received an additional $2,000; this position rotates periodically among our independent trustees. In addition, in 2003 each independent trustee received a grant of 500 of our common shares as part of his annual compensation. We generally reimburse all trustees for travel expenses incurred in connection with their duties as trustees.

        The present trustee in Group III is Patrick F. Donelan. The term of the Group III trustee elected at the meeting will expire at our 2007 annual meeting of shareholders. The board has nominated Mr. Donelan for reelection as the Group III trustee. The persons named in the enclosed proxy intend to exercise properly executed and delivered proxies for the election of Mr. Donelan, except to the extent that proxy cards indicate that the vote should be withheld. Senior Housing Properties Trust, or SNH, Gerard M. Martin and Barry M. Portnoy, who have voting control over 2,343,126 common shares (1.3% of our common shares outstanding and entitled to vote at the meeting), intend to vote FOR the election of Mr. Donelan as the Group III trustee.

        The board recommends a vote FOR the election of Patrick F. Donelan as the Group III trustee.

NOMINEE FOR TERM EXPIRING IN 2007

        The following is the recent principal occupation and age as of March 19, 2004, of Mr. Donelan:

PATRICK F. DONELAN, Age: 61

        Mr. Donelan has been one of our trustees since 1998. Mr. Donelan has been principally employed as a private investor since December 2003. Mr. Donelan was a Non-Executive Chairman and member of the advisory board until December 2003, and was Chief Executive Officer through December 2002, of eSecLending (Europe) Ltd, a London based privately owned company in the business of managing securities lending programs for institutional owners of publicly owned securities. Prior to its acquisition by Dresdner Bank in 1995, Mr. Donelan was Chairman of Kleinwort Benson (North America) Inc., the U.S. based subsidiary of Kleinwort Benson Limited, a United Kingdom based bank. At the time of his retirement in 2001, Mr. Donelan was a Managing Director at Dresdner Kleinwort Wasserstein, the U.K. subsidiary of Dresdner Bank of Germany.

        In addition to Mr. Donelan, the following persons currently serve on our board or as our executive officers. The following information is as of March 19, 2004:

CONTINUING TRUSTEES

TJARDA CLAGETT, Age: 54

        Mr. Clagett has been one of our trustees since October 2003. Mr. Clagett was a Managing Director of Merrill Lynch Capital Markets until June 2001 and has been principally employed as a private investor since then. Mr. Clagett is a Group II trustee and will serve until our 2006 annual meeting of shareholders and until his successor is elected and qualifies.

GERARD M. MARTIN, Age: 69

        Mr. Martin has been one of our managing trustees since 1986. Mr. Martin is also a managing trustee of Hospitality Properties Trust, or HPT and of SNH, both former subsidiaries of ours, and has been since 1995 and 1999, respectively. Mr. Martin is also a managing director of Five Star Quality Care, Inc., or Five Star, and a managing trustee of RMR Real Estate Fund, and has been since 2001 and 2002, respectively. Mr. Martin is a director and 50% beneficial owner of RMR. Mr. Martin is a Group II trustee and will serve until our 2006 annual meeting of shareholders and until his successor is elected and qualifies.

BARRY M. PORTNOY, Age: 58

        Mr. Portnoy has been one of our managing trustees since 1986. Mr. Portnoy is also a managing trustee of HPT and of SNH and he has been since 1995 and 1999, respectively. Mr. Portnoy is also a managing director of Five Star and a managing trustee of RMR Real Estate Fund and has been since 2001 and 2002, respectively. Mr. Portnoy is chairman and 50% beneficial owner of RMR. Mr. Portnoy is a Group I trustee and will serve until our 2005 annual meeting of shareholders and until his successor is elected and qualifies.

FREDERICK N. ZEYTOONJIAN, Age: 68

        Mr. Zeytoonjian has been one of our trustees since 1999. Mr. Zeytoonjian is the founder and has been Chairman and Chief Executive Officer of Turf Products Corporation, one of the largest distributors of lawn care equipment in the United States, for over five years. Mr. Zeytoonjian has been a trustee of SNH since October 2003. Mr. Zeytoonjian is a Group I trustee and will serve until our 2005 annual meeting of shareholders and until his successor is elected and qualifies.

EXECUTIVE OFFICERS

JOHN A. MANNIX, Age: 48

        Mr. Mannix has been our President and Chief Operating Officer since 1999. From 1998 until 1999 he was our Executive Vice President. Mr. Mannix is a Vice President of and has served in various capacities with RMR and its affiliates for over five years. Mr. Mannix is a member of the Urban Land Institute and the Greater Boston Real Estate Board's Real Estate Finance Association.

ADAM D. PORTNOY, Age: 33

        Mr. Portnoy is our Executive Vice President. He has served as a Vice President of RMR since September 2003. Prior to September 2003, Mr. Portnoy served as an Investment Officer at the International Finance Corp., a member of the World Bank Group, from June 2001 to July 2003, and as Vice President of the Investment Banking Group of ABN AMRO Bank from January 2001 to May 2001. Prior to his employment by ABN AMRO Bank Mr. Portnoy founded and served as President and Chief Executive Officer of Surfree.com, Inc., a nationwide provider of dial up internet access for consumers. Mr. Portnoy is the son of Barry M. Portnoy, one of our managing trustees.

JOHN C. POPEO, Age: 43

        Mr. Popeo became our Treasurer, Chief Financial Officer and Secretary in 1999. Mr. Popeo is a Vice President of and has served in various capacities with RMR and its affiliates for over five years. Mr. Popeo is a certified public accountant.

DAVID M. LEPORE, Age: 43

        Mr. Lepore has been one of our Senior Vice Presidents since 1998 and is primarily responsible for building operations and acquisition diligence. Mr. Lepore is a Vice President of and has been employed in various capacities by RMR and its affiliates for over five years. Mr. Lepore is a member of the Building Owners and Managers Association, the National Association of Industrial and Office Properties and is a certified real property administrator.

JENNIFER B. CLARK, Age: 42

        Ms. Clark has been one of our Senior Vice Presidents and is a Vice President of and has been employed by RMR since 1999. Ms. Clark is primarily responsible for leasing our office properties and tenant relations. Ms. Clark is an attorney and from 1994 through 1999 was a partner of Sullivan & Worcester LLP, our counsel.

        Except as noted, there are no family relationships among any of our trustees or executive officers. Our executive officers serve at the discretion of our board.

BOARD COMMITTEES AND COMMUNICATIONS

        We have an audit committee, a compensation committee and a nominating and governance committee. Our board has adopted charters for each of these committees which are available on our website at www.hrpreit.com under the heading "Governance." Each of the above committees is comprised of Messrs. Clagett, Donelan and Zeytoonjian, who are independent under applicable NYSE listing standards and each committee's respective charter. Our policy with respect to board members' attendance at our annual meetings of shareholders can be found in our governance guidelines, the full text of which appears in the "Governance" section of our website at www.hrpreit.com.

        The primary function of our audit committee is to assist the board in fulfilling its responsibilities for oversight of: (1) the integrity of the trust's financial statements; (2) the trust's compliance with legal and regulatory requirements; (3) the independent auditor's qualifications and independence; and (4) the performance of the trust's internal audit function and independent auditor. Mr. Clagett became a member of the audit committee on October 8, 2003 to fill the vacancy on the committee which resulted when Reverend Justinian Manning C.P. resigned. The board has determined that Mr. Donelan is an audit committee financial expert and is "independent" as defined by the rules of the SEC and the NYSE. The board's determination that Mr. Donelan is a financial expert was based upon his prior experiences as: (i) a senior commercial banker responsible for lending to numerous publicly owned companies; (ii) chief executive officer of the U.S. subsidiary of Kleinwort Benson Limited, a United Kingdom based bank; (iii) managing director of Dresdner Kleinwort Wasserstein, an investment bank; (iv) a member of our audit committee since 1998; and (v) as chief executive officer of a securities lending business. A copy of our audit committee charter is attached to this proxy statement as Appendix A.

        Our compensation committee was recently established in March 2004. As described elsewhere in this proxy statement, in the past, our independent trustees annually reviewed the performance of our investment manager and annually made recommendations regarding incentive share grants. The compensation committee has now assumed responsibility for these tasks, including: (1) to review at least annually the performance of our investment manager under its contract or contracts with us and to make determinations regarding continuance or amendments of the contract or contracts; (2) to evaluate the performance of our executive officers and determine the compensation, if any, which is payable to them directly by us; (3) to review the performance of our director of internal audit and determine the compensation payable to him; and (4) to evaluate, approve and administer all our equity compensation plans.

        Our nominating and governance committee is a newly constituted committee established in March 2004. The responsibilities of our nominating and governance committee include: (1) identification of individuals qualified to become members of our board and recommending the trustee nominees for each annual meeting of shareholders or when vacancies occur; (2) development and recommendation to the board of a set of governance principles; and (3) oversight of the evaluation of the board and management.

        Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.hrpreit.com), by calling our toll-free confidential message system at 866-511-5638, or by writing to the party for whom the communication is intended, care of our director of internal audit, HRPT Properties Trust, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

MEETINGS BY INDEPENDENT TRUSTEES

        Pursuant to our governance guidelines, our independent trustees, who constitute our non-management trustees, meet at least once each year without management. The presiding trustee at these meetings is the chair of our audit committee, unless the independent trustees in attendance select another independent trustee to preside.

SELECTION OF CANDIDATES FOR TRUSTEES;
SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS

        Our board has established governance guidelines which, among other matters, set forth the qualifications for service on our board of trustees. These guidelines may be changed from time to time by our board upon the recommendation of our nominating and governance committee. Our board makes nominations of persons to be elected by shareholders as trustees. Our board also elects trustees to fill board vacancies which may occur from time to time. In both these circumstances, our board will act upon recommendations made by our nominating and governance committee.

        It is the policy of our nominating and governance committee to consider candidates for election as trustees who are recommended by our shareholders pursuant to the procedures set forth below.

        If a shareholder who is entitled to do so under our bylaws desires to recommend an individual for membership on the board, then that shareholder must provide a written notice to the chair of the nominating and governance committee and to our Secretary at 400 Centre Street, Newton, MA 02458. In order for a recommendation to be considered by the nominating and governance committee, this notice must be received within the 30-day period ending on the last date which shareholders may give timely notice for trustee nominations under our bylaws and applicable state and federal law, and contain, at a minimum, the following:

        (A)    as to each person whom the shareholder proposes to recommend for election or reelection as a trustee,

          (1)    such person's name, age, business address and residence address,

          (2)    the class, series and number of our shares of beneficial interest that are beneficially owned or owned of record by such person,

          (3)    the date such shares were acquired and the investment intent of such acquisition,

          (4)    the record of all purchases and sales of our securities by such person during the previous 12-month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, and

          (5)    all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to the Securities and Exchange Commission's proxy rules, including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected;

        (B)    as to the shareholder giving the notice and any shareholder associated person (defined below), the class, series and number of our shares which are owned of record by such shareholder and by such shareholder associated person, if any, and the class, series and number of, and the nominee holder for, shares owned beneficially but not of record by such shareholder and by any such shareholder associated person;

        (C)    as to the shareholder giving the notice and any shareholder associated person, the name and address of such shareholder, as they appear on our share ledger and current name and address, if different, of such shareholder associated person;

        (D)    as to the shareholder giving the notice and any shareholder associated person, the record of all purchases and sales of our securities by such shareholder or shareholder associated person during the previous 12-month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; and

        (E)    to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election or reelection as a trustee on the date of such notice.

        A "shareholder associated person" of any shareholder is (1) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (2) any beneficial owner of our shares of beneficial interest owned of record, or beneficially, by such shareholder and (3) any person controlling, controlled by or under common control with such shareholder or shareholder associated person.

        Our nominating and governance committee may request additional information about the shareholder nominee or about a recommending shareholder.

        In considering candidates to serve as trustees, our nominating and governance committee seeks individuals who have qualities which the committee believes may be effective in serving our long term best interests. Among the characteristics which the committee considers are the following: the quality of the candidate's past services to the company, if any; the business and personal experience of the candidate and their relevance to our business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment, the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; the status of the candidate as independent of management; and other matters that the nominating and governance committee deems appropriate. In seeking candidates for trustees who have not previously served as our trustees the nominating and governance committee may use the business, professional and personal contacts of its members, it may accept recommendations from other board members, and, if it considers it appropriate, the nominating and governance committee may engage a professional search firm. Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by our nominating and governance committee.

        To be eligible for consideration at our 2005 annual meeting, shareholder nominations of a candidate (or candidates) to be elected as a trustee (or trustees) must be received at our principal executive offices no earlier than December 3, 2004 and no later than January 2, 2005. Shareholder nominations must also be made in compliance with the informational requirements about the nominee and the nominator and otherwise as set forth in our bylaws. Shareholder nominations which are recommended by our nominating and governance committee and supported by our board will appear in our 2005 proxy statement. Shareholder nominations which are properly made in accordance with our bylaws but are not recommended by our nominating and governance committee or are not supported by our board will not appear in our 2005 proxy statement, but they may be considered at our annual meeting.

        In 2003, we did not pay any third party to identify or to assist in the evaluation of any candidate for election to our board. We did not receive any shareholder recommendations or nominations for our board for the 2004 annual meeting, except the nominations made by our board which includes members who are shareholders.

        Under our bylaws and the rules and regulations of the SEC, to be eligible for inclusion in the proxy statement for our 2005 annual meeting, shareholder proposals other than nominations must be received at our principal executive offices no later than December 3, 2004, and must otherwise satisfy the conditions for inclusion established by our bylaws and the SEC. Proposals by shareholders, other than nominations intended for presentation at the 2005 annual meeting but not intended to be included in our proxy statement for that meeting, must be received at our principal executive office no earlier than December 3, 2004, and no later than January 2, 2005, and must meet all other requirements of our bylaws and of the SEC.

        Copies of our bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to our Secretary, HRPT Properties Trust, 400 Centre Street, Newton, MA 02458.

OTHER INFORMATION

Compensation of Executive Officers

        We do not have any employees. Services which otherwise would be provided by employees are provided by RMR. Payments by us to RMR for services during 2003 are described in "Certain Relationships and Related Party Transactions."

        Except with respect to incentive share awards, we have not paid and have no current plans to pay compensation to our executive officers. RMR conducts our day to day operations and compensated Messrs. Martin, Portnoy, Mannix, Portnoy, Popeo and Lepore, and Ms. Clark in connection with their services rendered to RMR and to us. None of our executive officers have an employment agreement with RMR or with us. The following table provides summary long term compensation information for incentive share awards made for the past three years to our executive officers, except Adam Portnoy, who was not an executive officer of ours at the time our board acted upon incentive share award recommendations in 2001, 2002 and 2003.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Restricted Share Awards(1)
John A. Mannix President and Chief Operating Officer	2003 2002 2001	$ $ $	32,480 26,040 28,500
John C. Popeo Treasurer, Chief Financial Officer and Secretary	2003 2002 2001	$ $ $	23,200 17,360 19,000
David M. Lepore Senior Vice President	2003 2002 2001	$ $ $	18,560 13,020 9,500
Jennifer B. Clark Senior Vice President	2003 2002 2001	$ $ $	18,560 13,020 9,500

(1)
All incentive share awards provide that one third of each award vests on the grant date and one third vests on or about each of the next two anniversaries following the grant. In the event an executive officer granted an incentive share award ceases to perform duties for us or ceases to be an officer or an employee of RMR during the vesting period, the common shares which have not yet vested may be repurchased by us for nominal consideration. Vested and unvested shares awarded under our incentive share award plan are entitled to distributions. The dollar amounts shown in the table represent the vested and unvested total number of our common shares awarded during the year shown multiplied by the closing price for our common shares on the NYSE on the date of grant.

  At December 31, 2003, Messrs. Mannix, Popeo and Lepore and Ms. Clark owned 16,000, 11,000, 9,000, and 5,500 common shares, respectively, which were granted under our incentive share award plan since 1997 and include both vested and unvested common shares. Based on a closing price of $10.09 per share for our common shares on December 31, 2003, these common shares had a value of $161,440, $110,990, $90,810 and $55,495, respectively.

Compensation Committee Interlocks and Insider Participation

        In 2003, we did not have a compensation committee; rather a committee comprised of our independent trustees made recommendations for grants of common shares under our incentive share award plan and these recommendations were acted upon by our board. In March 2004, we established a compensation committee comprised of our independent trustees. Relationships between us and certain of our trustees are described under "Certain Relationships and Related Party Transactions."

Performance Graph—Comparison of Cumulative Total Return

        The graph below shows the cumulative total shareholder returns on our common shares (assuming a $100 investment on December 31, 1998) for the past five years as compared with (a) the National Association of Real Estate Investment Trusts Inc.'s (NAREIT) index of all tax qualified real estate investment trusts listed on the NYSE, the American Stock Exchange and the Nasdaq National Market System, and (b) the Standard & Poor's 500 total return Index. The graph assumes reinvestment of all cash distributions. In addition, the SNH shares we distributed to our shareholders of record on October 8, 1999, are assumed sold on October 8, 1999, and the proceeds immediately reinvested in our common shares. SNH was our wholly owned subsidiary before we distributed a majority of its common shares to our shareholders. Also, the Five Star shares we distributed to our shareholders of record on December 17, 2001, are assumed sold on December 17, 2001, and the proceeds immediately reinvested in our common shares. We received shares of Five Star through our ownership of 12.8 million common shares of SNH; Five Star was a wholly owned subsidiary of SNH prior to being spun off by SNH on December 31, 2001.

Executive Compensation Report

        We developed and implemented our incentive share award plan in recognition of the following circumstances. First, our common shares are primarily a yield vehicle for shareholders and do not appreciate in value in the same manner as other equity securities. Therefore, a conventional stock option plan would not provide appropriate incentives for management. Second, because our executive officers are employees of RMR and receive their salary compensation from RMR, the trustees wished to establish an arrangement which would, among other things, (a) foster a continuing identity of interest between management and our shareholders, and (b) recognize that our executive officers perform certain duties on our behalf, primarily with regard to shareholder relations and investor communications, which fall outside of the scope of services covered by the advisory contract between us and RMR. In granting incentive share awards, our trustees consider factors such as the amount and terms of our incentive shares previously granted to our executive officers and the amount of time spent and complexity of the duties performed by executive officers on our behalf. The trustees imposed, and may impose, vesting and other conditions on the granted common shares which may encourage recipients of share awards to remain with us and RMR.

        In 2003, Mr. Mannix, our President and Chief Operating Officer, received a grant of 3,500 common shares under our incentive share award plan, 1,166 of which vested immediately upon grant and 1,167 of which will vest in each of 2004 and 2005. In 2003, Mr. Popeo, our Treasurer, Chief Financial Officer and Secretary, received a grant of 2,500 common shares, 834 of which vested immediately upon grant and 833 of which will vest in each of 2004 and 2005. In 2003, Mr. Lepore and Ms. Clark, our Senior Vice Presidents, each received a grant of 2,000 common shares, 666 of which vested immediately upon grant and 667 of which will vest in each of 2004 and 2005. In addition to shares granted to our executive officers listed above, 9,500 of our shares were granted to other employees of RMR in 2003. The determination of the number of common shares granted to these individuals was based on the number of common shares previously granted to them, the fair market value of the common shares granted, and the trustees' opinion as to the value of the services to us performed by each individual.

        Payments by us to RMR are described in "Certain Relationships and Related Party Transactions."

BOARD OF TRUSTEES Tjarda Clagett Patrick F. Donelan Gerard M. Martin Barry M. Portnoy Frederick N. Zeytoonjian

Audit Committee Report

        In the course of its oversight of our financial reporting process, our audit committee has: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2003; (2) discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (4) discussed with the auditors their independence; and (5) considered whether the provision of nonaudit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

        Based on the foregoing review and discussions, our audit committee recommended to our board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

AUDIT COMMITTEE Patrick F. Donelan, Chairman Tjarda Clagett Frederick N. Zeytoonjian

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information regarding the beneficial ownership of our common shares by each of our trustees and executive officers, individually and as a group, as of March 19, 2004. There are no persons known to us to be the beneficial owner of more than 5% of our outstanding common shares. Unless otherwise indicated, each owner named below has sole voting and investment power for all common shares shown to be beneficially owned by that person subject to the matters set forth in the footnotes to the table below.

	Beneficial Ownership(1)
Name and Address(2)	Number of Shares	Percent
Tjarda Clagett(3)(4)	456,500	*
Jennifer B. Clark(5)	6,340	*
Patrick F. Donelan(4)	3,000	*
David M. Lepore(5)	9,000	*
John A. Mannix(5)	20,912	*
Gerard M. Martin(6)	1,671,563	*
John C. Popeo(5)	11,000	*
Adam D. Portnoy	0	*
Barry M. Portnoy(6)	1,671,563	*
Frederick N. Zeytoonjian(4)	2,500	*
All trustees and executive officers as a group (ten persons)(3)(4)(5)(6)	2,852,378	1.6%

*
Less than 1% of our common shares.

(1)
Our declaration of trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 8.5% of any class of our equity shares.

(2)
The address of each of our trustees and executive officers is c/o HRPT Properties Trust, 400 Centre Street, Newton, Massachusetts 02458.

(3)
Mr. Clagett owns 220,500 common shares directly, 200,000 common shares jointly with his two sisters and 36,000 common shares in trusts for the benefit of his children. Mr. Clagett may be deemed to have beneficial ownership of the 200,000 common shares owned jointly with his two sisters and the 36,000 common shares owned in trusts for the benefit of his children; however, Mr. Clagett disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)
Includes the annual grant of 500 common shares as part of the annual compensation to each independent trustee and 500 common shares granted to Mr. Clagett upon becoming a trustee.

(5)
Includes the following common shares granted under our incentive share award plan which have not vested: Ms. Clark—1,834 shares; Mr. Lepore—1,834 shares; Mr. Mannix—3,334 shares and Mr. Popeo—2,333 shares.

(6)
Mr. Martin and Barry Portnoy each own 46,415 common shares directly. Mr. Martin is the sole shareholder of a corporation which owns 625,148 common shares. Barry Portnoy is the sole shareholder of a separate corporation which owns 625,148 common shares. SNH, of which Mr. Martin and Barry Portnoy are managing trustees, owns 1,000,000 common shares. Mr. Martin and Barry Portnoy may be deemed to have beneficial ownership of the common shares owned by SNH; however, Mr. Martin and Barry Portnoy disclaim beneficial ownership of SNH's 1,000,000 common shares.

Certain Relationships and Related Party Transactions

        In 1999, we distributed a majority of the shares of our subsidiary, SNH, to our shareholders of record on October 8, 1999. In order to effect this spin off and to govern relations after the spin off, we entered into a transaction agreement with SNH, pursuant to which it was agreed that so long as (1) we own more than 10% of SNH; (2) we and SNH engage the same investment manager; or (3) we and SNH have one or more common managing trustees; then we will not invest in properties involving senior housing without the prior consent of SNH's independent trustees, and SNH will not invest in office buildings, including medical office buildings and clinical laboratory buildings, without the prior consent of our independent trustees. If an investment involves both office and senior housing components, the character of the investment will be determined by building area, excluding common areas, unless our board and SNH's board otherwise agree at the time. These provisions do not apply to any investments held by us at the time of the spin off. Also as part of the transaction agreement, SNH agreed to subject its ability to waive ownership restrictions contained in its declaration of trust to the consent of our trustees so long as we own more than 9.8% of SNH's outstanding voting or equity interest.

        RMR provides investment, management and administrative services to us under an agreement which is renewed annually if the renewal is approved by a majority of our independent trustees. RMR is compensated at an annual rate equal to 0.7% of our average real estate investments, as defined, up to the first $250 million of such investments and 0.5% thereafter plus an incentive fee based upon increases in funds from operations per share, as defined. The incentive fee payable to RMR is paid in common shares. Aggregate fees earned by RMR for services during 2003 were $16.9 million. No incentive fee was payable for the year 2003. Our independent trustees have approved the renewal of the advisory agreement for its term which will end December 31, 2004.

        We also have agreements with RMR under which RMR provides property management services for our office buildings. Fees paid to RMR under these property management agreements are based on a formula, generally 3% of gross collected rents as a property management fee and 5% of gross construction costs as a construction management fee. RMR does not receive any acquisition, disposition, financing or leasing fees or commissions from us. We were also party to a parking management agreement with Garage Management, Inc., or GMI, pursuant to which GMI provided parking management services for a garage associated with one of our properties during 2003. Under this agreement, GMI earned a fee of 3% of gross parking receipts. Total management fees paid to RMR and GMI for 2003 were $15.65 million and $12,150, respectively. RMR rents office space from us; during 2003, RMR paid to us rents of $362,000 for office space.

        RMR and GMI are owned by Messrs. Martin and Portnoy who are our managing trustees. Messrs. Martin and Portnoy each have material interests in the transactions between us and RMR and GMI described above. All transactions between us and RMR or GMI are approved by our independent trustees.

        Until March 31, 1997, Mr. Portnoy was a partner of Sullivan & Worcester LLP, our counsel, and counsel to HPT, SNH, RMR, GMI and affiliates of each of the foregoing and he received payments from that firm during 2003 in respect of his retirement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our trustees, executive officers and persons who own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership of securities with the SEC and the NYSE. Our executive officers, trustees and greater than 10% shareholders are required to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of these reports furnished to us or written representations that no such reports were required, we believe that, during 2003, all filing requirements applicable to our executive officers, trustees and greater than 10% shareholders were timely met.

AUDITORS

        We are not required to submit the selection of our auditors to a shareholder vote. Our board appointed Ernst & Young LLP as our independent auditors for 2003. A representative of Ernst & Young LLP is expected to be present at our annual meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at our annual meeting.

        The fees for services provided by Ernst & Young LLP to us in the last two fiscal years were as follows:

	FY 2002	FY 2003
Audit Fees	$420,000	$547,460
Audit-Related Fees	—	—
Tax Fees	38,142	22,058

Subtotal	458,142	569,518
All Other Fees	—	—

Ernst & Young LLP Total Fees	$458,142	$569,518

        Our audit committee has established policies and procedures which are intended to control the services provided by our auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our auditors unless the engagement is specifically approved by our audit committee or the services are included within a category which has been pre approved by our audit committee. The maximum charge for services is established by the audit committee when the specific engagement or the category of services is approved or pre approved. In certain circumstances, management is required to notify the audit committee when pre approved services are undertaken and the committee or its chairman may approve amendments or modifications of the engagement or the maximum fees. Our director of internal audit is responsible to report to our audit committee regarding compliance with these policies.

        Our audit committee will not approve engagements of our auditors to perform non audit services for us if doing so will cause our auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, our audit committee considers, among other things, whether our auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers.

        Since May 6, 2003, the date when SEC rules relating to approval of services by auditors became effective, all services for which we engaged our auditors were approved by our audit committee. The total fees we paid to Ernst & Young LLP for services in 2002 and 2003 are set forth above. The only non audit fees we paid to Ernst & Young LLP in 2002 and 2003 were for tax services. These tax services involved reviewing our tax reporting and tax compliance procedures. Our audit committee approved the engagement of Ernst & Young LLP to provide these non audit services because they determined that Ernst & Young LLP's providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, quicker and at a lower cost than we could obtain these services from other providers.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions only one copy of our proxy statement or annual report may be sent to multiple shareholders in each household. We will promptly deliver a separate copy of either document to you if you call or write to us at the following address or telephone number: Investor Services, HRPT Properties Trust, 400 Centre Street, Newton, MA 02458, telephone (617) 332-3990. If you want to receive separate copies of our proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact us at the above address or telephone number.

OTHER MATTERS

        At this time, we know of no other matters which will be brought before our annual meeting. However, if other matters properly come before our annual meeting or any postponement or adjournment thereof, and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

                      By Order of the Board

                      JOHN C. POPEO, Secretary

Newton, Massachusetts
April 2, 2004

APPENDIX A
HRPT PROPERTIES TRUST
CHARTER OF THE AUDIT COMMITTEE
Adopted March 10, 2004

I.    PURPOSE

The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its responsibilities for oversight of (1) the integrity of the Trust's financial statements, (2) the Trust's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Trust's internal audit function and independent auditor. The Audit Committee is also responsible for preparing the report required to be included in the proxy statement for the Trust's annual meeting of shareholders under rules and regulations of the Securities and Exchange Commission ("SEC") and any other reports required to be prepared by it under the rules and regulations of the SEC or the New York Stock Exchange ("NYSE").

In discharging its oversight role, the Audit Committee is empowered to investigate any matter within the Audit Committee's scope of responsibilities with full access to all books, records, facilities and personnel of the Trust. The Audit Committee shall have the authority to retain and determine funding for independent legal, accounting or other consultants or advisors to advise the Audit Committee for this purpose.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor is ultimately accountable to (and shall directly report to) the Audit Committee, as representatives of the shareholders.

The Audit Committee has final authority and responsibility for the appointment and assignment of duties to the director of internal audit. The Audit Committee shall direct that the director of internal audit and staff be authorized to have full, free and unrestricted access to all the functions, records, property and personnel of the Trust in order to carry out the duties prescribed by the Audit Committee.

The Audit Committee shall annually (a) review and, if appropriate, update this Charter, and (b) review and evaluate the performance of its duties.

The activities enumerated in Section IV of this Charter are designed to promote the Audit Committee's fulfillment of this function, as well as to facilitate communications between the Board of Trustees, the Trust's management and the Trust's internal audit department and independent auditor on significant accounting judgments, estimates, principles, practices and policies. Notwithstanding the Audit Committee's role in oversight of the Trust's financial reporting process and financial statements, it is acknowledged that the Trust's management ultimately has responsibility for that process and those financial statements.

II.    COMPOSITION

The Audit Committee shall be comprised of three or more trustees as determined by the Board of Trustees, each of whom shall meet the independence and experience requirements of the Rules of the NYSE and any other applicable laws and regulations.

At least one member of the Audit Committee shall have accounting or related financial management expertise, and, unless the Board otherwise determines, at least one member of the Audit Committee (who may be the same member) shall be a "financial expert" within the meaning of the rules and regulations of the SEC (in each case, as determined by the Board of Trustees in its business judgment).

The members of the Audit Committee shall be elected by the Board of Trustees or an authorized committee thereof, and vacancies on such Audit Committee shall be filled as provided in the Bylaws. Unless a Chair is elected by the full Board of Trustees, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

No member of the Audit Committee shall (a) directly or indirectly receive consulting, advisory or other compensatory fees other than Board of Trustees fees or Audit Committee fees or other Board committee fees; or (b) be an "affiliated person" (as defined by SEC rules and regulations) of the Trust or any subsidiary thereof, unless permitted by an exemption provided by such rules and regulations. The Trust shall make required disclosure of the exception in its annual proxy statement.

No member of the Audit Committee may simultaneously serve on the audit committees of more than three public companies (excluding investment management companies) unless the Board of Trustees shall determine that such simultaneous service will not impair the ability of such member to effectively serve on the Audit Committee, and the Trust shall disclose this determination in its next annual proxy statement.

III.    MEETINGS

It is expected that the Audit Committee will meet at least four times a year, on a quarterly basis, or more frequently as the circumstances require. Meetings of the Audit Committee shall be called and held, and the Audit Committee may act by written consent in lieu of a meeting, as provided in the Bylaws.

The Audit Committee shall meet in separate executive sessions with management, the director of internal audit and the independent auditor to discuss any matters that the Audit Committee (or any of these groups) believes should be discussed privately.

IV.    RESPONSIBILITIES AND DUTIES

The following are activities of the Audit Committee designed to promote the fulfillment of its functions as described in this Charter (these functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances):

DOCUMENTS/REPORTS REVIEW

1.
Review the Trust's annual and quarterly financial statements released to the public, including any certification, report, opinion, or review rendered by the independent auditor, and the Trust's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of

  Operations," prior to the filing of any such items with the SEC. Such review shall specifically include a discussion with management regarding:

  (a)
  All critical accounting estimates and judgments including how policies were chosen among alternatives, the methodology of applying those estimates and policies, and the assumptions made, and the impact of changes in those policies, both qualitatively and quantitatively;

  (b)
  Any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Trust with unconsolidated entities or other persons, that may have a material current or future effect on the Trust's financial statements, financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses; and

  (c)
  All material related-party transactions.

2.
Discuss the Trust's audited financial statements with representatives of the Trust's management.

3.
Quarterly, in connection with the preparation of each periodic report of the Trust, review management's disclosures to the Audit Committee and the contents of each certification filed or furnished with such report. This review shall include a discussion with the President and the Treasurer of material weaknesses and significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize and report financial data, and any material weaknesses in internal controls identified by the President and the Treasurer, and any fraud (without regard to materiality) involving management or employees with a significant role in the Trust's internal controls.

INDEPENDENT AUDITOR

4.
Possess the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor; and determine the appropriate funding for payment of compensation (a) to the independent auditor for the purpose of rendering or issuing an audit report; and (b) to any advisors employed by the Audit Committee to carry out its duties.

5.
At least annually, obtain and review a report by the independent auditor describing: (a) the firm's internal quality-control procedures; and (b) any material issues raised by (1) the most recent internal quality-control review, or peer review, of the firm, or (2) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

6.
At least annually, evaluate the independence of the independent auditor by:

(a)
Obtaining from and discussing with the independent auditor a formal written statement delineating all relationships between the independent auditor and the Trust and their impact on the independent auditor's independence;

(b)
Reviewing and evaluating the lead partner of the independent auditor;

(c)
Considering whether there should be a rotation of the audit firm in order to ensure auditor independence; and

  (d)
  Confirming that no partner of the independent auditor on the audit engagement team has performed audit services for the Trust for longer than the time period permitted by SEC rules and regulations;

  and present its conclusions to the Board of Trustees.

7.
Periodically consult with the independent auditor out of the presence of management about internal controls and the quality, acceptability, fullness and accuracy of the Trust's financial statements.

FINANCIAL REPORTING PROCESS

8.
Discuss the Trust's financial statements with representatives of the Trust's management.

9.
In connection with the financial statements contained in the Trust's periodic filings with the SEC, require the independent auditor and a representative of the Trust's financial management to inform the Audit Committee (either as a committee or through the Chair, representing the Audit Committee) about:

(a)
All critical accounting policies and practices, alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including their ramifications, and the independent auditor's preferred treatment;

(b)
Significant new accounting practices and principles;

(c)
Significant management judgments and accounting estimates and their appropriateness;

(d)
Audit adjustments and unadjusted differences;

(e)
Disagreements with management;

(f)
Other information in documents containing the financial statements;

(g)
Material written communications between the independent auditor or its firm and management, such as any management letter or schedule of unadjusted differences; and

(h)
Other matters from time to time specified in Statement of Accounting Standards No. 61 (or any successor standard thereto).

  Such discussion shall occur prior to the issuance by the independent auditor of reports on or reviews of the financial statements.

10.
Consider and make recommendations to the Board of Trustees concerning major changes to the Trust's auditing and accounting principles and practices as suggested by the independent auditor or management.

11.
Discuss the general contents of earnings press releases (including the use of "pro forma" or "adjusted" information that does not conform to Generally Accepted Accounting Principles), as well as financial information and earnings guidance provided to analysts and rating agencies.

PROCESS IMPROVEMENT

12.
At least quarterly, meet, separately, with management, the internal auditing staff and the independent auditor. The Audit Committee shall also periodically review (a) major issues regarding accounting principles and practices and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles and practices, and major issues as to the adequacy of the Trust's internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of application of alternative Generally Accepted Accounting Principles on the financial statements.

13.
Regularly review with the independent auditor:

(a)
Any problems or difficulties encountered in the course of the audit work, including any restrictions or changes on the scope of the activities or access to requested information, and the Trust's response;

(b)
Any significant disagreements with management;

(c)
Any material changes required by either management or the independent auditor in the planned scope of the outside or internal audit; and

(d)
The internal audit department responsibilities, budget and staffing.

14.
Periodically, meet with management to review the Trust's major financial risk exposures and the steps management has taken to monitor and control such exposures, and to discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

15.
Periodically, meet with management, the independent auditor, the director of internal audit and such other persons as they may from time to time select. Such meetings shall include, as appropriate, a review of any legal, regulatory or compliance matters (including any material reports or inquiries received from regulators or governmental agencies) or accounting initiatives that could have a significant impact on the Trust's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board or other regulatory authorities with relevant jurisdiction.

16.
Review any disclosure concerning the Audit Committee or its membership required to be included in the Trust's Annual Report on Form 10-K, Quarterly Report on Form 10-Q or proxy statements under the rules of the SEC or NYSE.

APPROVAL OF AUDIT SERVICES

17.
Approve all audit and non-audit services prior to the appointment or engagement of the independent auditor to provide such services to the Trust, which approvals may be under policies and procedures set forth in advance by the Audit Committee.

18.
The Audit Committee may delegate to one or more members the authority to grant the approvals required by the preceding paragraph. The decisions of any member to whom authority is delegated to approve an activity under this paragraph shall be presented to the full Audit Committee at its next regularly scheduled meeting.

19.
Review the plan for and scope of the annual audit and any special audits.

20.
Periodically review status reports on progress in accomplishing the plan for the annual audit and any special audits.

INTERNAL AUDIT FUNCTION

21.
Review and approve the annual internal audit plan including the scope and timing of each internal audit activity.

22.
Periodically meet with the director of internal audit to review the results of internal audits and the status of accomplishing the internal audit plan.

REPORTS OF THE AUDIT COMMITTEE

23.
Prepare any reports required to be prepared by the Audit Committee under the rules of the SEC or the NYSE.

24.
The Audit Committee's policies and procedures for approvals of audit and non-audit services shall be disclosed in, or included with, the Trust's annual proxy statement and annual report filed with the SEC.

OTHER DUTIES

25.
Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submissions by employees of the Trust of concerns regarding questionable accounting or auditing matters.

26.
The Audit Committee hereby establishes a policy that the Trust may not hire employees or former employees of the independent auditor if their status as employees would cause the independent auditor to cease being independent under applicable SEC rules and regulations or the standards of the Public Company Accounting Oversight Board.

27.
Report regularly to the Board of Trustees. The Audit Committee shall discuss with the full Board of Trustees any issues that arise with respect to the quality or integrity of the Trust's financial statements, the Trust's compliance with legal or regulatory requirements, the performance and independence of the Trust's independent auditor, or the performance of the internal audit function.

28.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Trustees for approval.

29.
Annually review the Audit Committee's own performance.

30.
Perform any other activities consistent with this Charter, the Trust's charter and Bylaws and governing law as the Audit Committee or the Board of Trustees deems necessary or appropriate.

V.    GENERAL PROVISIONS

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare the Trust's financial statements, to plan or conduct audits of those financial statements, or to determine that those financial statements are complete and accurate and in accordance with Generally Accepted Accounting Principles. This is the responsibility of the Trust's management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws and regulations.

The Audit Committee is by this Charter delegated the powers of the Board of Trustees necessary to carry out its purposes, responsibilities and duties provided in this Charter or reasonably related to those purposes, responsibilities and duties.

The Audit Committee may form and delegate authority to subcommittees of one or more members when appropriate. Any subcommittee shall be subject to this Charter. The decisions of any subcommittees to which authority is delegated under this paragraph shall be presented to the full Audit Committee at its next regularly scheduled meeting.

This Charter amends in its entirety and replaces the charter of the Audit Committee as heretofore in effect.

HRPT PROPERTIES TRUST
400 Centre Street, Newton, Massachusetts 02458
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of HRPT Properties Trust, a Maryland real estate investment trust, or the Company, hereby appoints John A. Mannix, Gerard M. Martin and Barry M. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Company to be held at the Company's offices at 400 Centre Street, Newton, Massachusetts on Tuesday, May 11, 2004 at 3:30 p.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of the annual meeting of shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEE FOR TRUSTEE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

HRPT PROPERTIES TRUST
1.	Election of Trustee in Group III:		2.	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
	Nominee:	Patrick F. Donelan
FOR NOMINEE		☐ ☐ WITHHOLD
				Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.
Shareholder or authorized agent sign here:	Date:	Co-owner or authorized agent sign here:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2004
HRPT PROPERTIES TRUST 400 Centre Street Newton, Massachusetts 02458 PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS To Be Held on Tuesday, May 11, 2004
INTRODUCTION
NOMINEE FOR TERM EXPIRING IN 2007
CONTINUING TRUSTEES
EXECUTIVE OFFICERS
BOARD COMMITTEES AND COMMUNICATIONS
MEETINGS BY INDEPENDENT TRUSTEES
SELECTION OF CANDIDATES FOR TRUSTEES; SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS
OTHER INFORMATION
SUMMARY COMPENSATION TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDITORS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS